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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     FEBRUARY 28, 2006 (FEBRUARY 27, 2006)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-30045                 38-3518829
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

37650 PROFESSIONAL CENTER DRIVE                           (734)-779-9000
       LIVONIA, MI 48154                                    NEW NUMBER
     (Address of principal                       (Registrant's telephone number,
       executive offices)                              including area code)

                            2711 E. JEFFERSON AVENUE
                             DETROIT, MICHIGAN 48207
          (Former name or former address, if changed since last report)

.........Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2006 Catuity lodged its Appendix 4E, Preliminary Final Report, with the Australian Stock Exchange (ASX), in accordance with ASX Listing Rules.
The financial information contained in the Appendix 4E is preliminary and unaudited. Catuity's audit is currently in process.

The Appendix 4E is included as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

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
Exhibit No.   Description of Exhibits
-----------   -----------------------
    99.1      Preliminary Final Report (unaudited), Appendix 4E

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CATUITY INC.
                                        (Registrant)


                                        By /s/ John H. Lowry
                                           -------------------------------------
                                           John H. Lowry
                                           Senior Vice President,
                                           Chief Financial Officer & Secretary

Date: February 28, 2006

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                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION
--------------   -----------
     99.1        Preliminary Final Report (unaudited),
                 Appendix 4E for the Year ended December 31, 2005